March 2019

Forward Looking St atements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA is defined as property level net income before interest, taxes, depreciation and amortization. These terms are non-GAAP measures and if used herein, we have provided reconciliations to the most directly comparable GAAP measure. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Goals OUTPERFORM Deliver strong shareholder returns vs. peers Strategy PROTECT Protect shareholder investment through disciplined capital Opportunistically own, management strategies finance, and asset manage predominately full–service, upper upscale hotels GROW Increase the quality and performance of our portfolio through financially calibrated sales, acquisitions and proactive asset management SUCCEED Utilize competitive advantage through the Enhanced Return Funding Program ALIGN Maintain alignment with shareholders through high insider ownership 3

Experienced

Management Team











Jeremy Welter
Chief Operating Officer

- 14 years of hospitality experience
- 9 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS

Deric Eubanks
Chief Financial Officer

- 19 years of hospitality experience
- 15 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA

Douglas Kessler
Chief Executive Officer/President

- 35 years of real estate & hospitality experience
- 15 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA

J. Robison Hays
Chief Strategy Officer

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB

Robert Haiman
EVP, General Counsel

- 16 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

4

Reasons to Own Ashford Hospitality Trust PORTFOLIO QUALITY STRATEGIC FOCUS INSIDER OWNERSHIP ERFP PROGRAM High quality portfolio presents a Strategy intended to maximize Highest insider ownership among peers Innovative program provides a potentially attractive investment investment opportunity and value- enhances shareholder-management competitive advantage relative to opportunity added returns alignment peers ASSET MANAGEMENT TRACK RECORD AFFILIATE ADVANTAGES HIGH DIVIDEND YIELD Best-in-class asset management can Disciplined capital management that Affiliate companies potentially offer One of the highest dividend yields in generate value-add opportunities seeks to enhance shareholder value more value and control in other parts of the industry the business 5

Key Metrics Portfolio Overview 119 25,087 31 $125 $5.9B H O T E L S (1) H O T E L R O O M S (1) S T A T E S R e v P A R (1) (2) G R O S S A S S E T S Portfolio by Hotel EBITDA(1)(2) IHG INTERSTATE 2% HYATT LUXURY MARRIOTT <1% 4% UPPER HYATT 4% 57% REMINGTON MIDSCALE 4% SELECT-SERVICE 3% 59% 29% INDEPENDENT HILTON 6% INDEPENDENT 7% 6% Service Hotel Brand Property Chain Manager Type Scale UPPER 31% UPSCALE 30% HILTON 59% MARRIOTT 71% 28% FULL-SERVICE UPSCALE (1) As of December 31, 2018, excludes WorldQuest and recently acquired Hilton Santa Cruz and Embassy Suites Manhattan (2) TTM as of December 31, 2018 6

Portfolio Position Geographically Diverse Portfolio by Hotel EBITDA(1)(2) INTERSTATE <1% OTHER RESORT 11% 8% 3% TOP 50 18% AIRPORT SMALL TOWN/ METRO 16% Location MSA’s (3) Type Top 10 Markets 2018 EBITDA % of Total Washington DC $47,621 10.2% San Fran/Oakland, CA $36,892 7.9% Los Angeles, CA $33,109 7.1% TOP 25 New York/New Jersey $30,489 6.5% 71% DFW, TX $26,839 5.8% 33% 40% Boston, MA $25,777 5.5% URBAN SUBURBAN Nashville, TN $24,655 5.3% Atlanta, GA $24,045 5.2% Minn./St. Paul, MN $14,256 3.1% Austin, TX $13,298 2.9% (1) As of December 31, 2018, excludes WorldQuest and recently acquired Hilton Santa Cruz and Embassy Suites Manhattan Represents <1% EBITDA contribution (2) TTM as of December 31, 2018 Other Areas $188,901 40.5% (3) In thousands Represents >1% EBITDA contribution Total $465,882 100% 7

Strategic Rationale Full-Service & Upper Upscale 2018 DEAL FLOW(1) VALUE-ADD Full-Service Limited-Service (Luxury) $13.8B $6.6B 28% 14% 41% OF TOTAL UPPER UPSCALE ROOMS ARE FRANCHISED(2) YIELD 6.5% - 8.5% Full-Service ESTIMATED CAP RATES (Non-Luxury) 27.9B 58% Limited-Service Full-Service (Non-Luxury) Full-Service (Luxury) (1) 2018 Hotel Transactions from Real Capital Analytics. (2) Source: STR. Estimate based upon MAR, HLT, H, and IHG branded rooms 8

Highest INSIDER OWNERSHIP AMONG PEERS 20% 18% 16.8% 16% 13.6% 14% 12% 10% 9.4% 8% 6.3% 6% 3.4% 3.3% 4% 2.6% 2.2% 2.1% 1.9% 1.6% 2% 1.2% 0.9% 0.9% 0.4% 0% AHT(1) BHR(1) HT APLE CLDT Peer CHSP PEB INN HST RLJ DRH SHO XHR PK Avg. #1 5.1x $98M Aligned Management Team(3) More insider ownership vs. Total Dollar Value of insider peer average ownership(2) Peer Avg. includes: BHR, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: latest proxy, SNL Note: as of December 31, 2018 (1) Includes direct interests and interests of related parties (2) Assumed stock price as of March 1, 2019 9 (3) Based on Insider Ownership

Maximize Value Enhanced Return Funding Program • $50M ERFP commitment from Ashford Inc. • 2 year term • 10% of purchase price • Funding comes in form of purchased FF&E • Potential to upsize to $100M by mutual agreement GOALS • Enhance overall shareholder returns • Apply towards $500M new acquisitions • Target increased underwritten leveraged IRRs to exceed 20%(1) • Target reductions in required equity capital for each new AHT asset acquisition(2) • May provide AHT with significant advantage vs. competing market bids ACCOMPLISHMENTS • Ashford Inc. has committed $40.6M of the $50M available under ERFP(3) • Purchased $406M of assets benefiting from ERFP (1) Assumes equity, property debt, corporate preferred and ERFP contribution at end of year 1. No assurance can be made that targeted underwritten leveraged IRR will be met. (2) Assuming 10% ERFP Commitment funded immediately at acquisition, which may not occur. ERFP for any particular acquisition may occur up to two years following the 10 date of acquisitions, if at all. (3) $16 million of ERFP spent as of December 31,2018

Relative to Peers Hotel EBITDA Performance C u m u l a t i v e H o t e l E B I T D A G r o w t h 30% AHT Peer Avg. 5 years of cumulative 25% 20% EBITDA growth 15% outperformance 10% 5% 0% 2014 2015 2016 2017 2018 Peer group: CHSP, DHR, HT, HST, LHO, RLJ, PK, PEB, XHR, SHO Note: comparable results as reported 11

Track Record Disciplined Capital Management COMMON SHARE BUYBACKS Track record of enhancing shareholder returns by capitalizing upon cyclical changes and 73.6M ~50% $3.28 advantageous pricing situations(2) SHARES SHARES AVERAGE OUTSTANDING BUYBACK $1,400 PRICE Financial Crisis $1,200 $200 PREFERRED EQUITY ACTIVITY $1,000 2016 2017 9.0% 7.4% 8.5% 7.5% $800 $400  OLD NEW OLD  NEW COUPON COUPON COUPON COUPON $600 $18 (In Millions (In $) $400 $116 $218 $574 $73 $200 $65 $305 $10 $11 $76 $112 $52 $275 $218 $45 $230 $170 $17 $147 $16 $68 $97 $81 $72 $90 $89 $112 $0 (1) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions (1) As of December 31, 2018 12 (2) Past results may not be indicative of future performance

Affiliate Competitive Advantages AFFILIATED COMPANIES PLATFORM Intended to drive performance, guest satisfaction, and revenue Intended to maximize outperformance vs. peers Mobile interface for guest check-in and room access Scale with major hotel brands Audio visual services for banquets, meetings, and events Long term banking relationships Hypoallergenic room accommodations Diverse national footprint Debt placement services Organizational depth Project management services Proven industry cycle experience Property management services Complex transaction execution 13

Attractive Dividend Yield (1) 12.0% 10.0% 10.0% 8.0% 7.3% 7.2% 6.7% 6.1% 6.0% 5.8% 6.0% 5.6% 5.6% 5.3% 4.9% 4.8% 4.7% 4.7% 4.3% 4.0% 2.0% 0.0% (2) AHT APLE RLJ CLDT INN HT PK Peer XHR CHSP SHO BHR PEB DRH HST Avg. Source: Bloomberg (1) As of March 1, 2019, annualized based on most recent dividend announcement. The adoption of a dividend policy does not commit the company to declare future dividends or the amount thereof. (2) Includes recent special cash dividend Peer Avg. Includes: BHR, APLE, CLDT, PK, CHSP, HT, RLJ, XHR, DRH, PEB, HST, INN, SHO 14

Transactions

“Making Good Deals Great”[1]

Acquisitions Using ERFP



Hilton Alexandria Old Town

Acquisition Price	$111M
ERFP Commitment	$11.1M
Price Per Key[2]	$440k
TTM RevPAR[3]	$161
vs AHT RevPAR[5]	+$36
TTM NOI Cap Rate[1]	8.3%
Lvg Neutral IRR[2]	29.5%

- Attractive RevPAR/yield combination
- High margins
- Hilton Mgmt. – convertible to franchise



La Posada de Santa Fe

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$287k
TTM RevPAR[3]	$155
vs AHT RevPAR[5]	+$30
FTM NOI Cap Rate[1]	7.3%
Lvg Neutral IRR[2]	28.1%

- Favorable RevPAR/yield combination
- Operational upside
- Only Hilton full-service product



Embassy Suites Manhattan

Acquisition Price	$195M
ERFP Commitment	$19.5M
Price Per Key[2]	$566k
T3 RevPAR[4]	$254
vs AHT RevPAR[5]	+$129
Stabilized NOI Cap Rate[1][6]	8.0%
Lvg Neutral IRR[2]	23.0%

- Excellent Midtown Manhattan location
- Recently opened; no near term CapEx
- Only Embassy Suites in Manhattan



Hilton Santa Cruz Scott’s Valley

Acquisition Price	$50M
ERFP Commitment	$5M
Price Per Key[2]	$253k
TTM RevPAR[3]	$149
vs AHT RevPAR[5]	+$24
FTM NOI Cap Rate[1]	8.5%
Lvg Neutral IRR[2]	23.5%

- Supply constrained market
- Significant operational synergies
- Leisure driven resort market

(1) No assurance can be made that any company transaction or investment in the company will be profitable or achieve the desired returns.
(2) Assumes various levels of property level debt and/or corporate preferred, estimated cash flow and terminal value over a 5 year holding period, closing costs, and ERFP funding at the end of year 1 - all of which may vary in amount or timing resulting in possibly better or worse returns.
(3) As of May 30 2018; August 30, 2018; June 30, 2018 from left to right.
(4) T3 RevPAR as of December 31, 2018
(5) From Comparable Portfolio RevPAR (i.e. $125)
(6) Projected stabilization in Yr. 3

16

Asset Sales

Financially Calibrated

ASSETS SOLD SINCE 2015

- HAMPTON INN TERRE HAUTE
- COURTYARD MARRIOTT VILLAGE LAKE BUENA VISTA
- SPRINGHILL SUITES LAKE BUENA VISTA
- FAIRFIELLD INN LAKE BUENA VISTA
- RESIDENNCE INN ATLANTA BUCKHEAD
- COURTYARD EDISON
- HAMPTON INN GAINESVILLE
- SPRINGHILL SUITES GAITHERSBURG
- RESIDENCE INN PALM DESERT
- COURTYARD PALM DESERT
- RENAISSANCE PORTSMOUTH
- EMBASSY SUITES SYRACUSE
- CROWNE PLAZA ATLANTA RAVINIA
- SPRINGHILL SUITES RICHMOND GLEN ALLEN
- SPRINGHILL SUITES CENTREVILLE
- RESIDENCE INN TAMPA

SALE OF MAINLY SELECT-SERVICE HOTELS

$375M
SALES PROCEEDS

DISPOSING OF LOWER REVPAR HOTELS

$80
AVG TTM REVPAR

AT FAVORABLE CAP RATES

8.1%
AVG TTM CAP RATE

6.9%[(1)]
ALL-IN CAP RATE

(1) Based on expected CapEx to be invested by buyers

17

Balance Sheet

Strategic Rationale

Non-Recourse Debt

Benefits of Non-Recourse Debt

- Non-recourse debt seeks to **lower risk profile** of platform
- Intended to **maximize flexibility** in a variety economic environments

Long-standing **lender relationships**

High lender interest given sponsorship and portfolio quality

Total Enterprise Value

Stock Price[1]	$4.81
Fully Diluted Shares Outstanding[2]	121.0
Equity Value	**$581.8**
Plus: Preferred Equity[2]	564.7
Plus: Debt, net of JV Interest[2]	3,964.2
Total Market Capitalization	**$5,110.7**
Less: Net Working Capital[2],[3]	(412.9)
Total Enterprise Value	**$4,697.9**

100%

Non-Recourse Debt[4]

100%

Property Level, Mortgage Debt

0.0%

Corporate Level Debt

(1) As of March 1, 2019
(2) As of December 31, 2018; in millions
(3) Includes Investment in Ashford Inc. at market value as of March 1, 2019
(4) Non-recourse to company other than industry standard carve-outs

19

Value Enhancement Through

Recent Refinancings

L+5.52% → L+3.00%

17-Pack – Oct 2017

~$9.8M in annual debt service savings over prior loan terms

L+4.95% → L+2.92%

8-Pack – Jan 2018

~$6.8M in annual debt service savings over prior loan terms

L+4.39% → L+3.20%

22-Pack – Apr 2018

~$11.0M in annual debt service savings over prior loan terms

L+4.57% → L+3.83%

34-Pack – Jun 2018

74bp decrease over prior loan terms

Strategic Rationale

Extend Maturity

Greater Flexibility

Interest Expense Savings(1)

(1) Relative to interest rate spread on prior loan terms



HOTEL
indigo

20

W e l l - Laddered Debt Maturity Schedule (1) Q4 2017 weighted average maturity was 3.7 years Q4 2018 weighted average maturity is now 5.6 years $3,500 $3,000 $2,500 $2,000 $2,998.5 $1,500 $ in $ Millions $1,000 $500 $230.7 $98.5 $5.2 $291.2 $52.8 $195.9 $0 $93.4 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate 5.75% 2019 Total Portfolio Weighted No significant debt maturity Average Rate (1) As of December 31, 2018 assumes extension options are exercised. Certain loans may require the company to partially pay down loan balances in order to exercise extensions. Note: Excludes Hilton Santa Cruz and Embassy Suites Midtown Manhattan 21

Strategic Cash Target F i n a n c i a l C r i s i s C u r r e n t C y c l e Positioned to buy back approximately 50% of Flexibility to execute opportunistic outstanding common shares for about $240M growth and maintain hedge against an leading to outsized total shareholder returns economic downturn F i n a n c i a l C r i s i s C u r r e n t C y c l e $1,400 80% 75% 70% $1,200 60% $1,000 44% 47% 50% $800 40% 40% 28% ($ ($ inMillions) $600 28% 28% 30% 24% 24% 23% 22% $400 20% 10% $200 9% 9% 10% $0 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Avg Cash(1) Avg Equity Market Cap Cash / Equity Market Cap (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 Source: Bloomberg 22

Asset Management Initiatives

Capital Improvements Contribute to Growth Hotel CapEx Invested 250,000 16.0% 15.4% 225,000 221,960 14.5% 15.1% 13.7% 15.0% 207,325 204,040 200,000 13.1% 14.0% 175,159 175,000 13.0% 150,000 12.0% 125,000 120,105 10.2% 11.0% 100,000 96,285 75,000 10.0% 2013 2014 2015 2016 2017 2018 Capex As % of Revenue Strategic capital improvements intended to position hotels for better performance 24

C a s e S t u d y Hyatt Regency Savannah Capital Improvements $ 1 0 . 7 M $ 8 . 4 M Invested in lobby, meeting space, and Invested in guestrooms and corridors restaurant $10 Renovation Period Performance Comparison Hotel EBITDA $9 RevPAR Index(3) $8 109.2 130.2 (3) (In Millions (In $) $7 Value Added $6 (1) (1) (2) 2012 2013 2014 2015 2016 2017 $42.1M (1) Guestroom renovation lasted from October 2014 to April 2015 (2) Lobby/meeting space renovation lasted from January 2017 to July 2017 (3) Comparing TTM September 2014 to July 2018; 7.5% cap rate 25

C a s e S t u d y Marriott Beverly Hills Rebranding (1) O n l y f u l l - Incremental Value Added $ 1 1 . 0 M s e r v i c e M a r r i o t t Revenue: 5,950bps Occ: 950bps i n c r e m e n t a l w i t h i n 6 - m i l e ADR: 4,640bps RevPAR: $90.14 C a p E x r a d i u s Value Creation(2): $68.8M 130 $13 125 $12 120 $11 115 110 $10 105 $9 100 31% $4.8M 95 $8 90 Renovation Period Millions (In $) $7 Renovation Period 85 RevPAR Index $6 Hotel EBITDA 80 75 $5 TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 (1) Fully ramped Marriott vs. pre-renovation as Crowne Plaza (TTM June 2018 vs. TTM June 2014) (2) 6.5% cap rate, conservatively assumes same cap rate for both Marriott and Crowne Plaza 26

Case Study

Marriott DFW Franchise Conversion

491
Keys

18,522sq.ft.
Meeting Space

- Realigned and retrained sales staff to effectively target under-performing market segments
- Shifted business mix by prioritizing transient and enforcing group ceilings over high demand periods
- Implemented daily labor review processes aimed at curbing labor cost overruns

RESULTS – FIRST 12 MONTHS(1)

		Performance
Occupancy	↑	860bps
RevPAR	↑	580bps
RevPAR Index	↑	240bps
Hotel EBITDA Flow-Through	↑	119%

(1) TTM May 2018

27

Opportunity Revenue Initiatives Implementing aggressive strategy to increase ancillary revenue $2.2M $3.7M $400K $4.6M Resort Fee Parking Early Arrival/ Other Charge Late Departure Total Added Revenue(1): $10.9M (1) Estimated annual revenue 28

Valuation

Valuation TTM CAP RATE(1),(2) 9.0% 8.6% 8.5% 8.4% 8.0% 7.7% 7.6% 7.4% 7.3% 7.5% 7.2% 7.0% 6.8% 6.7% 6.5% 6.0% 5.9% 5.5% 5.0% 4.5% 4.0% RLJ AHT INN SHO DRH CLDT Peer Avg HST CHSP HT TEV / 2019E EBITDA MULTIPLE(1),(2) 14.0x 13.7x 13.4x 13.5x 13.0x 12.5x 11.9x 12.0x 12.0x 12.0x 11.5x 11.5x 11.2x 11.0x 10.9x 11.0x 10.7x 10.5x 10.0x 9.5x 9.0x RLJ HST AHT CLDT SHO Peer Avg DRH INN HT CHSP (1) Balance sheet data as of December 31, 2018; stock price as of March 1, 2019 (2) Based on consensus estimates. The company makes no representation as to the accuracy of these figures. Source: SNL, Bloomberg, Company Filings 30

STRATEGIC FOCUS PORTFOLIO QUALITY ERFP PROGRAM DIVIDEND YIELD Reasons to Own Ashford Hospitality Trust ASSET MANAGEMENT TRACK RECORD(1) AFFILIATE ADVANTAGES INSIDER OWNERSHIP (1) Past performance is not indicative of future results

APPENDIX

GAAP Reconciliation Ashford Hospitality Trust Embassy Suites Manhattan Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income (Unaudited, in millions) 12 Months Ended December 31, 2018 Hotel Net Income $ 1.0 Adjustment: Depreciation and amortization $ 2.3 Interest expense $ 3.9 Hotel EBITDA $ 7.3 Adjustment: Capital reserve $ - Hotel Net Operating Income $ 7.3 All information in this table is based upon unaudited operating financial data for the prior twelve month period ended December 31, 2018. As this is a new property, there is not a capex reserve. This data has not been audited or reviewed by the Company’s independent registered public accounting firm. The financial information presented could change. 33

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

	Year Ended December 31, 2018					
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$ 134,591	$ 28,327	$ 162,918	$ 843	$ (320,070)	$ (156,309)
Non-property adjustments	22,052	(64)	21,988	—	(21,988)	—
Interest income	(230)	(21)	(251)	—	251	—
Interest expense	6,894	791	7,685	—	207,659	215,344
Amortization of loan cost	495	154	649	—	20,793	21,442
Depreciation and amortization	217,180	40,556	257,736	528	194	258,458
Income tax expense (benefit)	3	129	132	—	2,650	2,782
Non-hotel EBITDA ownership expense	7,710	777	8,487	32	(8,519)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	388,695	70,649	459,344	1,403	(119,030)	341,717
interest	(321)	—	(321)	—	321	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(867)	(867)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,445	3,445
Company's portion of EBITDA of OpenKey	—	—	—	—	(572)	(572)
Hotel EBITDA attributable to the Company and OP unitholders	$ 388,374	$ 70,649	$ 459,023	$ 1,403	$ (116,703)	$ 343,723
Non-comparable adjustments	6,538	—	6,538			
Comparable hotel EBITDA	$ 395,233	$ 70,649	$ 465,882			


LA POSADA

34

March 2019